UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                             Form 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 2007

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)

             Nevada                     000-21430          88-0296885
         (State or other
         jurisdiction of               (Commission        (IRS Employer
          corporation)                File Number)       Identification No.)


    2901 Las Vegas Boulevard
        Las Vegas, Nevada                                     89109
  (Address of principal office)                            (Zip code)

 Registrant's telephone number,                          (702) 794-9237
       including area code


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       (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.02 Termination of a Material Definitive Agreement.

     On June 5, 2007, the Riviera Holdings Corporation ("RHC"), terminated its credit agreement with Well's Fargo Foothill, Inc. dated July 26, 2002, in connection with its refinancing efforts.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

Exhibit 99.1 Termination of credit agreement dated June 5, 2007













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                          SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date: June 6, 2007                   RIVIERA HOLDINGS CORPORATION




                                        By: /s/ Mark Lefever
                                        Treasurer and Chief Financial Officer